Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

17. Subsequent Events:

17.1 On February 13, 2015 the Company signed definitive loan documentation for an up to $475 million syndicated secured term loan to partially finance the construction costs of the Ocean Rig Apollo. This facility has a 5 year term, and approximate 12 year repayment profile, and bears interest at LIBOR plus a margin.

17.2 On February 24, 2015, the Company' Board of Directors declared a quarterly cash dividend with respect to the quarter ended December 31, 2014, of $0.19 per common share, to its shareholders of record as of March 10, 2015 and payable on or about March 23, 2015.

17.3 On March 5,2015 the Company took delivery of the Ocean Rig Apollo and drew down an amount of $462,000 under the $475 million syndicated secured term loan in connection with the delivery.